UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
FirstEnergy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

FIRSTENERGY CORP.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2013

Under the federal securities laws and the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for FirstEnergy Corp.’s Annual Meeting of Shareholders are available on the Internet (the “Notice”) at www.ViewMaterial.com/FE. This Notice is NOT a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

WHEN AND WHERE IS THE SHAREHOLDERS MEETING?

The 2013 Annual Meeting of Shareholders of FirstEnergy Corp. will be held at the Waterfront Place Hotel, Two Waterfront Place, Morgantown, WV 26501 on Tuesday, May 21, 2013, at 8:00 a.m., Eastern time.

WHAT IS BEING VOTED ON AT THE SHAREHOLDERS MEETING?

1.	Election of Directors: Paul T. Addison, Anthony J. Alexander, Michael J. Anderson, Dr. Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Julia L. Johnson, Ted J. Kleisner, Donald T. Misheff, Ernest J. Novak, Jr., Christopher D. Pappas, Catherine A. Rein, George M. Smart and Wes M. Taylor;

2.	Ratification of the appointment of the independent registered public accounting firm;

3.	Advisory vote to approve named executive officer compensation;

4.	An amendment to the Company’s Amended Articles of Incorporation and Amended Code of Regulations to allow for a majority voting power threshold;

5.	Shareholder proposal: CEO Compensation Benchmarking;

6.	Shareholder proposal: Retirement Benefits;

7.	Shareholder proposal: Equity Retention;

8.	Shareholder proposal: Director Election Majority Vote Standard; and

9.	Shareholder proposal: Act by Written Consent.

WHAT DOES YOUR BOARD OF DIRECTORS RECOMMEND?

Your Board of Directors recommends a vote:

1.	FOR the election of directors (Item 1);

2.	FOR the ratification of the appointment of the independent registered public accounting firm (Item 2);

3.	FOR the advisory vote to approve named executive officer compensation (Item 3);

4.	FOR an amendment to the Company’s Amended Articles of Incorporation and Amended Code of Regulations to allow for a majority voting power threshold (Item 4);

5.	AGAINST Shareholder proposal: CEO Compensation Benchmarking (Item 5);

6.	AGAINST Shareholder proposal: Retirement Benefits (Item 6);

7.	AGAINST Shareholder proposal: Equity Retention (Item 7);

8.	AGAINST Shareholder proposal: Director Election Majority Vote Standard (Item 8); and

9.	AGAINST Shareholder proposal: Act by Written Consent (Item 9).

Easy Online Access – A Convenient Way to View Proxy Materials and Vote.
When you go online to view proxy materials, you can vote your shares.
Step 1:	To view and/or print the proxy materials, go to www.ViewMaterial.com/FE
Step 2:	To vote, go to www.ViewMaterial.com/FE and click on Vote Your Proxy
Step 3:	Enter the control number (located by the arrow in the box below) and follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to vote.

FIRSTENERGY CORP.

Vote In Person: If you plan to attend and vote at the Annual Meeting of Shareholders, you will need to register and have an admission card mailed to you. Please check the 2013 proxy statement for instructions on how you can request an admission card. Directions to the Annual Meeting are available in the proxy statement which can be viewed at www.ViewMaterial.com/FE.

The following proxy materials can be viewed at: www.ViewMaterial.com/FE

•	2013 Proxy Statement

•	2012 Annual Report to Shareholders

HOW CAN I REQUEST A FULL PAPER SET OR EMAIL OF PROXY MATERIALS?

If you want to receive a paper or email copy of the proxy materials for the 2013 Annual Meeting or on an ongoing basis you must request a copy. There is no charge to you for requesting a copy. You will be asked to provide the 11-digit control number located by the arrow in the box on the reverse side. Please make your request for a copy of the proxy materials above on or before May 7, 2013, to facilitate timely delivery.

To request a paper or email copy of the proxy materials:

1.	Access the website, www.SendMaterial.com and follow the instructions provided, or

2.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

3.	Send an email to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, you will receive a reply email with links to the proxy materials.